UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

Ludvik Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52402	33-1148936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1220 N. Market St, Ste 806, Wilmington, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757)927-2986

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

On December 4, 2007, the Company announced that it has filed updated corporate financial information on its website, for the period ended September 30, 2007 (Exhibit 99.1). The Company also filed additional financial information for the period ended June 30, 2007(Exhibit 99.2) and additional corporate financial information for the period ended March 31, 2007(Exhibit 99.3).

In addition the Company also filed an updated fact sheet for the period ended November 30, 2007 (Exhibit 99.4).

On November 14, 2007, the Company announced that it has created a subsidiary called Ludvik Properties, Inc to acquire properties in Florida, Alabama, Maryland and Georgia. The company has authorized up to $700 million in Preferred Equity Redeemable Convertible (“PERC”) Stock for the portfolio acquisitions (Exhibit 99.5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ludvik Capital, Inc.

By:	/s/ Frank Kristan
Chief Executive Officer
Date: December 4, 2007

Exhibit 99.1 - Financial Statement for period ended June 30, 2007
Exhibit 99.2 - Financial Statement for period ended September 30, 2007
Exhibit 99.3 - Fact Sheet
Exhibit 99.4 - Press Releases